UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2014

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

8670 Wolff Court, Suite 240 Westminster, Colorado (Address of principal executive offices)	80031 (Zip Code)

Registrant’s telephone number, including area code: (452) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement

Purchase Agreements for Farmland Acquisition

On April 18, 2014, Farmland Partners Inc. (the “Company”) entered into purchase agreements (the “Purchase Agreements”) with unrelated third-party individuals (together, the “Seller”) to acquire an approximately 3,696-acre row crop farm (the “Farm”) for an aggregate purchase price of approximately $8.75 million in cash (the “Purchase Price”). The Burlington, Colorado-based farm is located primarily in eastern Colorado, with a small portion of the acres immediately across the border in western Kansas. In connection with the acquisition, the Company intends to lease the Farm back to the Seller.

The acquisition is expected to close no later than May 30, 2014, subject to the Company’s obtaining mortgage financing for at least 40% of the Purchase Price and the satisfaction of certain customary closing conditions. There can be no assurance that these conditions will be satisfied or that the pending acquisition will be consummated on the terms described herein, or at all.

IPO-Related Agreements

On April 16, 2014, the Company completed its initial public offering of 3,800,000 shares of its common stock, $0.01 par value per share, at a public offering price of $14.00 per share. In connection with the initial public offering and related formation transactions, the Company entered into the following material agreements, each dated April 16, 2014:

•                  Second Amended and Restated Agreement of Limited Partnership of Farmland Partners Operating Partnership, LP (the “Operating Partnership”);

•                  Employment Agreement by and among the Company, the Operating Partnership and Paul A. Pittman;

•                  Employment Agreement by and among the Company, the Operating Partnership and Luca Fabbri;

•                  Consulting Agreement by and between the Company and Jesse J. Hough;

•                  Shared Services Agreement by and among the Company, the Operating Partnership and American Agriculture Corporation;

•                  Indemnification Agreements between the Company and each of its directors and officers;

•                  Tax Protection Agreement by and among the Company, the Operating Partnership and Pittman Hough Farms LLC; and

•                  Registration Rights Agreement by and between the Company and Pittman Hough Farms LLC.

For a description of these agreements, see the Company’s final prospectus, dated April 10, 2014 (the “Final Prospectus”), relating to the Company’s initial public offering and filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Securities Act”), which descriptions are incorporated herein by reference. Copies of these agreements are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The descriptions of these agreements contained in the Final Prospectus do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 16, 2014, the Operating Partnership, as borrower, and First Midwest Bank, as lender, entered into the Amended and Restated Business Loan Agreement (the “Loan Agreement”), which provides for loans in the aggregate principal amount of approximately $30.8 million. See the Final Prospectus for a description of the Loan Agreement, which description is incorporated herein by reference. A copy of the Loan Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Loan Agreement contained in the Final Prospectus does not purport to be complete and is qualified in its entirety by reference to the full text of Loan Agreement.

In connection with the Loan Agreement, PH Farms LLC and Cottonwood Valley Land, LLC, which are wholly owned subsidiaries of the Operating Partnership, unconditionally agreed to guarantee all of the obligations of the Operating Partnership under the Loan Agreement. In addition, Paul A. Pittman, the Company’s Executive Chairman, President and Chief Executive Officer, and Jesse J. Hough, the Company’s consultant, unconditionally agreed to jointly and severally guarantee $11.0 million of the Operating Partnership’s obligations under the Loan Agreement.

Item 7.01.             Regulation FD Disclosure.

On April 21, 2014, the Company issued a press release announcing that it had entered into the Purchase Agreements. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of  this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, and other statements that the Company may make, contain forward-looking statements, including, without limitation, statements regarding the completion of the pending acquisition, within the meaning of the federal securities laws. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Certain factors that could cause actual results to differ materially from the Company’s expectations include satisfaction of the closing conditions to the Agreements described above, certain laws in Kansas that prohibit or restrict the ownership of agricultural land by corporations and other risks detailed under “Risk Factors” in the Final Prospectus and in the other documents the Company files with the Securities and Exchange Commission. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, except to the extent required by law.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed or furnished, as applicable, with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Second Amended and Restated Agreement of Limited Partnership of Farmland Partners Operating Partnership, LP, dated April 16, 2014.
10.2	Employment Agreement, dated April 16, 2014, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP and Paul A. Pittman.
10.3	Employment Agreement, dated April 16, 2014, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP and Luca Fabbri.
10.4	Consulting Agreement, dated April 16, 2014, by and between Farmland Partners Inc. and Jesse J. Hough.
10.5	Shared Services Agreement, dated April 16, 2014, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP and American Agriculture Corporation.
10.6	Indemnification Agreement by and between Farmland Partners Inc. and each of its directors and officers listed on Schedule A thereto.
10.7	Tax Protection Agreement, dated April 16, 2014, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP, and Pittman Hough Farms LLC.
10.8	Registration Rights Agreement, dated April 16, 2014, by and between Farmland Partners Inc. and Pittman Hough Farms LLC.
10.9	Amended and Restated Business Loan Agreement, dated April 16, 2014, by and between Farmland Partners Operating Partnership, LP and First Midwest Bank.
99.1*	Press Release, dated April 21, 2014.

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

Dated: April 22, 2014	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Agreement of Limited Partnership of Farmland Partners Operating Partnership, LP, dated April 16, 2014.
10.2	Employment Agreement, dated April 16, 2014, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP and Paul A. Pittman.
10.3	Employment Agreement, dated April 16, 2014, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP and Luca Fabbri.
10.4	Consulting Agreement, dated April 16, 2014, by and between Farmland Partners Inc. and Jesse J. Hough.
10.5	Shared Services Agreement, dated April 16, 2014, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP and American Agriculture Corporation.
10.6	Indemnification Agreement by and between Farmland Partners Inc. and each of its directors and officers listed on Schedule A thereto.
10.7	Tax Protection Agreement, dated April 16, 2014, by and among Farmland Partners Inc., Farmland Partners Operating Partnership, LP, and Pittman Hough Farms LLC.
10.8	Registration Rights Agreement, dated April 16, 2014, by and between Farmland Partners Inc. and Pittman Hough Farms LLC.
10.9	Amended and Restated Business Loan Agreement, dated April 16, 2014, by and between Farmland Partners Operating Partnership, LP and First Midwest Bank.
99.1*	Press Release, dated April 21, 2014.

* Furnished herewith.